SIDUS SPACE

Investor Presentation

A Space and Defense-as-a-Service company:

- Mission Critical Hardware Manufacturing
- Multi-Disciplinary Engineering Services
- Satellite Design, Production, Launch Planning, Mission Operations
- In-Orbit Support
- Space-Based Data



NASDAQ| **SIDU**

April 2023

Disclosure

This document contains forward-looking statements. In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur. See offering document for further risks and disclosures. Past performance is not indicative of future results. There is no guarantee that any specific outcome will be achieved. Investments may be speculative, illiquid and there is a total risk of loss.



SPACE AND DEFENSE AS-A-SERVICE

Disrupting the Market

- Vertically integrated provider of complex space hardware, satellite/spacecraft design, manufacture, launch, and data solutions for both government and commercial in-space missions for all destinations through the solar system, not just LEO.
- Space-based infrastructure of multi-mission satellites with hyperspectral, multi-spectral and other sensors to provide monitoring services and solutions to multiple sectors and industries.



Space is **not a vertical domain**, but a pervasive one that crosses all industries

(Agriculture, Health & Sciences, Government/Military, Finance)

GLOBAL SPACE

ECONOMY

- Investment in the space industry **ACCELERATED** since 2020 despite the geopolitical climate and war in Ukraine.
- The SmallSat industry (spacecraft with a mass of less than 500 kg) is gearing up for **SIGNIFICANT EXPANSION IN CAPABILITIES AND DEMAND** over the next decade.

$1 Trillion+

Estimated total space economy in 2040, up from $370 billion in 2020[4]

$55.6 Billion

SmallSat manufacturing market is expected to grow 258% in the next decade[2]

18,460

SmallSats expected to be launched in the next decade, up from 4,665[3]

1,738

SmallSats launched in 2021 (new all-time record) and 1.5 times more than 2020[1]

1, 2, 3, 4 – PROSPECTS FOR THE SMALL SATELLITE MARKET, EUROCONSULT 8TH EDITION, JULY 2022

BRINGING SPACE DOWN TO EARTH™



THE SIDUS VERTICALLY-INTEGRATED

MULTI-MISSION SATELLITE

Sidus is a U.S. owned, operated and controlled satellite manufacturer and operator offering full end-to-end capabilities as a Space and Defense-as-a-Service company.

1. Design and Build

3D Satellite manufacturing performed in-house

2. Tech Integration

Integration of technology, engineering, or business requirements

3. Regulatory Licensing

ITU, FCC, NOAA approved spectrum and licensing

4. Launch Booking

Manifesting on one of several trusted launch partners

5. Mission Operations

Application services during the mission

6. Data Transfer

Data transfer from orbit via ground station partners and Amazon Web Services

LIZZIESAT™

THINK OUTSIDE THE CUBE



- Cost Efficient, Lightweight, Advanced, 3D Printed Materials
- Integrated Edge AI
- Multiple Sensor Integration and Data Aggregation On-Orbit
- Rapid and Modular Integration of Technologies
- Space Proven Subsystems
- High Reliability with Redundancy for 5-year Design Life
- 100kg Weight (up to 35kg Dedicated to Technology and Data Collection)
- Launch Vehicle Agnostic into Low Earth Orbit (LEO)
- Satellite Constellation Owned and Managed by Sidus Space

SMART VERTICAL INTEGRATION

Vertical integration allows Sidus to:

- Implement Flexible/Shorter Production Cycles
- Mitigate Production Risk
- Build Right Sized Satellites
- Flex And Change with the Growing Space Ecosystem
- Control Product, Inputs, and Process to Control Quality
- Scale in a Controlled Manner
- Lower Costs
- Utilize Existing and Tested Infrastructure







CONSTELLATION SPACE AND DEFENSE-AS-A-SERVICE

BUILDING SPACE INFRASTRUCTURE FOR THE SPACE ECONOMY



Design & Build

- 3D Satellite Manufacturing Performed In-house
- Engineering and Manufacturing
- Approved Licensing/Regulatory Compliance
- ISO 9001 and AS9100
- Flexible Design for Customized Optimization



Integrate, Test & Manifest

- Assemble/Test Components for Satellites In-house
- Perform Disciplined Environmental Testing
- Manifest on Trusted Launch Partners
- Implemented Steady Launch Cadence to Accommodate Multiple Customers for Multiple Missions



Operate & Monitor

- Directly Control, Manage, and Operate All Satellites
- Provide 24/7 Constellation Management
- Transfer Timely Payload Sensor Data Including Uplink and Downlink

SATELLITE TARGET MARKETS

- U.S. Government Agencies
- Commercial Enterprises
- Channel Partners
- Emerging International Agencies
- Tech Start-Ups
- Space Ecosystem Supplier Base
- International Partners
- Individual Consumers











A **Space and Defense-as-a-Service platform** providing accurate and reliable space-based data and services to customers through our Multi-Mission Constellation.

Near Real-Time

Constant updates allow near real-time tracking, monitoring of assets across industries

Global

Worldwide coverage that provides data when and where you need it

Accessible

Data that can be retrieved in a timely manner so customers can monitor and resolve issues

Actionable

Provide customers with precise and detailed data through a suite of sensors

Reliable

Utilizing the industry leading ground stations and hardware aboard LizzieSat™ to consistently provide reliable data

Near Real-Time + Global + Accessible + Actionable + Reliable =

Providing Space-based data solutions for nontraditional industries such as:

- Agriculture monitoring, yield prediction, health, and supply chain management
- Infrastructure production monitoring for energy, wind power, and oil and gas industries

A SUITE OF SENSORS

GLOBAL MONITORING AND INSIGHTS

Flexible and agile integration of new sensor technologies allow LizzieSat™ to deliver **relevant, high-quality, comprehensive data sets**


AIS
Tracking


Hyperspectral


Multispectral
SWIR


Multispectral
VNIR

Agriculture

- Farm Asset Management & Tracking
- Crop Management
- Soil Monitoring
- Livestock Tracking
- Weather & Drought Measurement



Government & Military

- Border Protection
- Transportation
- Flood Management
- Disaster Management



Forestry

- Harvest Operations
- Forest Health
- Changes to Land Cover and Use
- Illegal Clearing of Forest



Maritime

- Illegal Fishing
- Supply Chain Logistics
- Environmental Impact
- Vessel Movement and Port Activity



NOTIONAL LIZZIESAT™ GROUND AND SENSOR COVERAGE

LIZZIESAT™

KSAT LizzieSat™ Sites (only transmits when in view)		
Earth Station	**Longitude**	**Latitude**
Athens, Greece	22.6 E	37.5 N
Awarua, New Zealand	168.4 E	46.5 S
Hartebeesthoek, South Africa	27.7 E	25.8 S
Puertollano, Spain	4.2 W	38.7 N
Punta Arenas, Chile	70 W	53 S
St. Martins, Mauritius	57.4 E	20.5 S



Continuous Coverage based on # of LizzieSat™



9 LizzieSat™ in orbit

25 LizzieSat™ in orbit

100 LizzieSat™ in orbit

SIDUS SPACE IS BUILDING A SUPERIOR (INDUSTRY LEADING)

EARTH OBSERVATION INFRASTRUCTURE

THAT REACTS AND GROWS WITH THE SPACE ECOSYSTEM

Sidus has a superior space product manufacturing CV as compared to new space competitors

	SIDUS SPACE	spire	SATELLOGIC
Space/Defense Hardware Manufacturing	●		
3D Printed Satellite Design/Production	●		
Launch Planning and Mission Operations	●	●	●
In-Orbit Support as-a Service	●		
Space-Based Data	●	●	●
AIS	●	●	
Hyperspectral / Multispectral Imaging Per Satellite	●	●	●
Multiple Sensor/Technology Aggregation	●		●
AS9100 Certified	●		

Source: Sidus Space internal analysis based on publicly disclosed information and management estimates

SIDUS SPACE HAS

HERITAGE AND INNOVATION

- Over 10 Years of Industry Leading and High-quality Commercial, Military, and Government Manufacturing Experience
- Space Qualification Experience, Existing Customer Pipeline, and International Space Station Heritage
- 35,000 Sq. Ft. of Operations and Manufacturing Facilities Located on the Space Coast, Florida
- AS9100 Aerospace Certification, International Traffic In Arms Regulations (ITAR), (ITU/FCC)
- Multiple Patents Issued and Pending Including Proprietary 3D Printed Satellite Architecture
- Proprietary Data Analytics Solutions through Strategic Partnerships


Artemis SLS &
Mobile Launcher


Orion
Spacecraft


Dream Chaser
Spacecraft


International
Space Station

SIDUS SPACE



BOEING
STARLINER

SNC SIERRA NEVADA CORPORATION
DREAMCHASER

NASA
LUNAR GATEWAY

Dynetics A Leidos Company NASA
ARTEMIS
HUMAN LANDING SYSTEM

Collins Aerospace
EXPLORATION EXTRAVEHICULAR
ACTIVITY (XEVAS) SERVICES

SPACEX

ISS
U.S. NATIONAL LABORATORY

BECHTEL NASA
MOBILE LAUNCHER I & 2

BLUE ORIGIN

AIRBUS
Jacobs
L3HARRIS™
LOCKHEED MARTIN
MAXAR
Nanoracks
NORTHROP GRUMMAN
OneWeb
Orbital ATK
Raytheon Technologies
SAFRAN
SIERRA LOBO
TNO innovation for life
ULA

ASTROPRENEUER & FOUNDER

CAROL CRAIG

As sole Founder and CEO, built and funded engineering firm Craig Technologies, an industry recognized Government Contracting firm specializing in engineering and tech solutions – spinning off Sidus Space in 2012.

- Sole Founder and CEO of Sidus Space, Inc.
- 30 years of government program experience
- One of the first women eligible to fly combat for the U.S. Navy
- Business / technical experience and knowledge to execute the Sidus Space vision

CRAIG TECHNOLOGIES

DEPARTMENT OF THE NAVY · UNITED STATES OF AMERICA



INNOVATION ON THE SHOULDERS OF SPACE HERITAGE



Jamie Adams

Chief Technology Officer



Eric Gillenwater

Chief Commercial Officer



Teresa Burchfield

Chief Financial Officer



Rich Kube

Chief Production Officer



John Curry

Chief Mission Operations Officer

DIVERSE REVENUE STREAMS

Data / Actionable Intelligence

Scalable based on the number of satellites, ground stations, and sensors and priced per megabyte or subscription basis for the life of the satellite

On-Orbit Testing

Payload integration and one-time data collection are included in the price with recurring data priced separately

Engineering

Lifecycle engineering services for space systems including design, development, assembly, integration, and test

Satellite Design / Manufacturing

Vertically integrated custom satellite design, manufacture, assembly and test

Mission Critical Manufacturing

Over ten years of experience manufacturing, assembling and testing space hardware with space flight heritage

Custom Solutions

Senior team of space program leaders including NASA and DoD Flight Directors and Flight/Ground Controllers providing Mission Operations, Satellite Deployment, and Licensing support/services

Diverse and Growing Revenue Streams

- Over 10 years of Mission Critical Hardware Manufacturing with continued growth; Multi-Disciplinary Engineering Services; Satellite Design, Production, Launch Planning, Mission Operations; Space-based data delivery

Data–as–a–Service Revenue Model

- Recurring data subscription revenue
- Incremental growth from a growing customer base

High Margin Product Offering

- Actionable intelligence, data analytics and raw data
- Unit economics of satellites yields high margin low-cost data products
- Collect once, sell many



Multi-Industry and Mission

- Designed for almost any mission, LizzieSat™ has capabilities that serve civil, military, and commercial users
- LizzieSat™ allows for greater flexibility and rapid configuration to suit multiple missions, maximizing revenue opportunities

Efficient Constellation

- Low-cost satellites benefit from longer life and decreasing launch and on-orbit costs
- Multi-mission constellation with vertical integration = efficient CAPEX

Existing Infrastructure Supports Growth

- Fixed operating costs provide significant leverage for scalability
- Low incremental costs to maximize data analytics revenue offering

	Years Ending December 31	
	2022	2021
Revenues	$ 7,293,408	$1,408,724
Cost of Revenue	(5,855,275)	(1,775,299)
Gross Profit (Loss)	1,438,133	(366,575)
Operating costs and expense:		
Total Operating Expenses	13,482,432	3,146,957
Other Income (Expenses)	(795,669)	(232,606)
Net Loss	$ (12,839,968)	$ (3,746,138)

Revenue increased 418% for the period ended December 31, 2022, as compared to 2021.

Capitalization Table (as of 2/20/2023)	
Class A Stock	25,272,736
Class B Stock*	10,000,000
Options	0
Warrants	690,000
Fully Diluted Shares Outstanding	35,272,736

Balance Sheet Data	As of December 31, 2022
Total Cash	$2,295,259**
Working Capital	$1,090,816
Current Assets	$7,449,868
Current Liabilities	$6,359,052
Total Stockholders' Equity	$3,875,213

**In a subsequent event, disclosed in our 10-K for fiscal year ended December 31,2022, the Company raised additional capital through the issuance of Class A common stock as evidenced by its public offering on January 30, 2023 in which gross proceeds of approximately $5.2M and net proceeds of approximately $4.6 million were raised.

* The rights of the holders of Class A stock and Class B stock are identical, except with respect to voting rights. Each share of Class A stock is entitled to one vote. Each share of Class B stock is entitled to ten votes and is convertible at any time into one share of Class A common stock

Sidus continues to build the foundation for its **LizzieSat™ Constellation**:

Modular Mission Planning

With the flexibility, scalability, and robust capabilities of InControl™ and OnTime™ software, Sidus can customize operations and reduce costs with less hardware and complexity

Launch Cadence

Nearly doubled contracted launches with SpaceX, providing four additional missions in 2024 and 2025 to establish a regular launch cadence

Cloud Services

AWS to provide cloud storage of mission critical Satellite-as-a-Service operation and customer data for the LizzieSat™ Constellation

Global Coverage

Worldwide coverage that provides data when and where you need it

Edge AI

Expanded agreement with Exo-Space to leverage the FeatherEdge AI platform to provide near real-time intelligence derived from Earth Observation data

Data Management

LizzieSat™ to use industry leading satellite intelligence infrastructure TerraStream data management platform

AIS

SatLab selected for its second-generation automated identification system (AIS) technology into LizzieSat™ satellite constellation

Green Propulsion

Space transportation company, specializing in non-toxic chemical satellite propulsion and sustainable space launch

Safe Deployment

Selected CarboNIX, a proven separation system with 100% success rate for integration on LizzieSat™



March 23, 2023

Sidus Space's Revolutionary 3D-Printed Satellite Highlighted by Markforged



March 21, 2023

Sidus Space to Power Advanced Maritime Solutions with New AIS Integration in LizzieSat™ Constellation



March 15, 2023

Sidus Space Year End 2022 Earnings Release and Business Update with 418% Revenue Increase Compared to YE 2021



March 8, 2023

Sidus Space Awarded New Contract for Next Phase of NASA ASTRA Project



February 28, 2023

Sidus Space to Integrate Edge Artificial Intelligence (Edge AI) Technology in Planned Satellite Constellation



February 22, 2023

Sidus Space Secures Additional Launches with SpaceX


TNO innovation for life.

February 15, 2023

Sidus Space Announces Multi-Million-Dollar Agreement with Netherlands for Laser Communication Satellite


SKYWATCH

January 17, 2023

Sidus Space Expands Commercial Data Distribution Strategy Through Agreement with SkyWatch



January 3, 2023

Sidus Space Awarded Bechtel Cable Assembly Contract for Mobile Launcher 2

Pivotal Foundational Milestones

- ITU Spectrum license obtained for satellite constellation in multiple altitudes and inclinations
- Successfully completed design and developmental milestones reviews (PDR, CDR)
- Critical partnerships in place (intelligence/AI software, ground station, cloud storage, mission operations software)
- Mission control center established
- Executed multi-launch agreements with SpaceX for a steady launch cadence
- Secured data marketplace platform/software
- Developed an extensive customer pipeline
- Production infrastructure is in place for scaled growth

Future Growth Milestones

- Manifest for additional launches thru 2025 and beyond
- Scale operations to increase satellite production cadence
- Expand ground station coverage for near real-time data
- Enable data marketplace offering Space-Data as-a-Service
- Continue growth of customer pipeline for future and follow-on missions
- Increase high margin satellite revenue as % of overall
- Decease satellite costs / increased manufacturing efficiencies
- Expand international footprint

Exponential Growth Opportunity

- Increased demand for remote sensing and Earth observation data from commercial customers
- Creation of a needed Space infrastructure that can expand and grow with the evolving Space ecosystem

Heritage & Innovation

- Lean, experienced company with a focus on high-margin revenue and profitability building value for our stakeholders

A Strong Foundation

- Manufacturing infrastructure in place to support a scaled growth plan
- Launch cadence contractually established

"First Wave" Opportunity for Investment

- Strategic importance of space to the economic and political interests of government and private sector stakeholders
- Current stock price is undervalued according to 3rd party industry analyst



SIDUS SPACE®

Space Access **Reimagined**®